                            SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement                 / /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           AMERICAN BANCORP OF NEVADA
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:
          Definitive proxy materials will be sent to shareholders on April 3, 1995.

                           AMERICAN BANCORP OF NEVADA
                           4425 SPRING MOUNTAIN ROAD
                            LAS VEGAS, NEVADA 89102

                                 April 3, 1995

Dear Shareholders:

     You are cordially invited to attend American Bancorp of Nevada's Annual Meeting of Shareholders (the "Meeting") which will be held at American Bank of Commerce's main office located at 4425 Spring Mountain Road, Las Vegas, Nevada, on Monday, April 17, 1995 at 9:00 a.m.

     At the Meeting, shareholders will be asked to elect directors for the ensuing year, adopt a new stock option plan and ratify the appointment of McGladrey & Pullen as American Bancorp of Nevada's independent certified public accountants for 1995. Information regarding the nominees for election of directors, the American Bancorp of Nevada 1995 Stock Option Plan and the independent certified public accountants is set forth in the accompanying Proxy Statement.

     It is important that your shares be represented at the Meeting whether or not you plan to attend. Please indicate on the enclosed proxy card your vote on the matters presented, and sign, date and return the proxy card. If you do attend the Meeting and wish to vote in person, your proxy will be withdrawn at that time. We urge you to vote "for" the election of all of the nominees named in the Proxy Statement, "for" the American Bancorp of Nevada 1995 Stock Option Plan and "for" ratification of the independent certified public accountants.

                                          James V. Bradham
                                          President and Chief Executive Officer

                           AMERICAN BANCORP OF NEVADA
                           4425 SPRING MOUNTAIN ROAD
                            LAS VEGAS, NEVADA 89102

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 17, 1995

TO THE SHAREHOLDERS OF AMERICAN BANCORP OF NEVADA:

     NOTICE IS HEREBY GIVEN that, pursuant to the call of its board of directors, the Annual Meeting of Shareholders (the "Meeting") of American Bancorp of Nevada (the "Company") will be held at American Bank of Commerce's main office located at 4425 Spring Mountain Road, Las Vegas, Nevada, on Monday, April 17, 1995 at 9:00 a.m. for the purpose of considering and voting upon the following matters:

     1. Election of Directors. To elect ten (10) persons to the board of directors to serve until the 1996 Annual Meeting of Shareholders and until their successors are elected and have been qualified. The persons nominated by management to serve as directors are:

               Keith Ashworth             Joel A. Laub

               James V. Bradham           Betty Lou Lehman

               Vern J. Christensen        Darrell A. Luery

               Elias F. Ghanem, M.D.      Edward D. Smith

               Nasser F. Ghanem           Claudine B. Williams

     2. Adoption of Stock Option Plan. To approve the adoption of the American Bancorp of Nevada 1995 Stock Option Plan.

     3. Appointment of Auditors. To ratify the appointment of McGladrey & Pullen as the Company's independent certified public accountants for 1995.

     4. Other Business. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The board of directors has fixed the close of business on March 23, 1995 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     The Bylaws of the Company set forth the following procedures for nominations to the board of directors:

     No shareholder at a shareholders' meeting at which Directors are to be elected shall be entitled to vote for a candidate for Director unless the candidate's name has been placed in nomination in writing with the Secretary of the corporation at least ten (10) days prior to the commencement of the voting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Edward D. Smith, Secretary
April 3, 1995

     YOU ARE URGED TO VOTE IN FAVOR OF MANAGEMENT'S PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A
LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE CAN ARRANGE FOR ADEQUATE ACCOMMODATIONS.

                           AMERICAN BANCORP OF NEVADA

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 17, 1995

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 1995 Annual Meeting of Shareholders (the "Meeting") of American Bancorp of Nevada (the "Company") to be held at the main office of American Bank of Commerce, located at 4425 Spring Mountain Road, Las Vegas, Nevada on Monday, April 17, 1995 at 9:00 a.m., and at any and all adjournments thereof.

     It is anticipated that this Proxy Statement and the accompanying Notice and form of Proxy will be mailed on or about April 3, 1995 to shareholders eligible to receive notice of, and to vote at, the Meeting.

REVOCABILITY OF PROXIES

     A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to and may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the proxyholders will be suspended if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the chairman of the Meeting of his or her election to vote in person, and votes in person at the Meeting. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxyholders in accordance with the instructions specified on the Proxy. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED "FOR" THE NOMINEES FOR ELECTION OF DIRECTORS NAMED HEREIN, "FOR" THE ADOPTION OF THE AMERICAN BANCORP OF NEVADA 1995 STOCK OPTION PLAN AND "FOR" RATIFICATION OF MCGLADREY & PULLEN AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR 1995. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

PERSONS MAKING THE SOLICITATION

     This solicitation of Proxies is being made by the board of directors (the "Board") of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mail, but directors, officers and employees of the Company and its subsidiary, American Bank of Commerce (the "Bank") may solicit Proxies personally or by telephone, without receiving special compensation therefore. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these Proxy materials to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies, if management determines it to be advisable.

                               VOTING SECURITIES

     There were issued and outstanding 2,367,358 shares of the Company's common stock ("Common Stock") on March 23, 1995, which has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). On any matter submitted to the vote of the shareholders, each holder of the Company's Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock he or she held of record on the books of the Company as of the Record Date. The effect of broker nonvotes is that such votes are not counted as being voted; however such votes are counted for purposes of determining a quorum. The effect of a vote of abstention on any matter is that such vote is not counted as a vote for or against the matter, but is counted as an abstention.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     Management of the Company knows of no person who owns, beneficially or of record either individually or together with associates, 5 percent or more of the outstanding shares of the Company's Common Stock, except as set forth in the table below. The following table sets forth, as of March 1, 1995, the number and percentage of shares of the Company's outstanding Common Stock beneficially owned, directly or indirectly, by each of the Company's directors and named officers and by the directors and named officers of the Company as a group. The shares "beneficially owned" are determined under Securities and Exchange Commission rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which a director, principal shareholder or officer has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of March 1, 1995. Unless otherwise indicated, the persons listed below have sole voting and investment powers. Management is not aware of any arrangements which may, at a subsequent date, result in a change of control of the Company.

                                                      AMOUNT AND NATURE OF         PERCENT
                      BENEFICIAL OWNER                BENEFICIAL OWNERSHIP       OF CLASS(1)
        --------------------------------------------  --------------------       -----------
        DIRECTORS AND NAMED EXECUTIVE OFFICERS:
        Keith Ashworth..............................          37,759(2)(3)           1.59%
        James V. Bradham............................          85,202(4)              3.60%
        Vern J. Christensen.........................          48,322(2)(5)           2.03%
        Elias F. Ghanem, M.D........................          44,325(6)              1.87%
        Nasser F. Ghanem............................         159,380(2)(7)           6.71%
        Joel A. Laub................................           4,025(8)                 *
        Betty Lou Lehman............................         221,860(2)(9)           9.34%
        Darrell A. Luery............................           1,000(10)                *
        Edward D. Smith.............................          63,102(2)              2.66%
        Claudine B. Williams........................         260,983(2)(11)         10.98%
        Robert E. Olson.............................          35,783(12)             1.51%
        Robert J. Sistek............................           5,000(13)                *
        James E. Zurbriggen.........................          34,129(14)             1.44%
        All Directors and Named Officers as a Group
          (numbering 13)............................       1,000,870                41.26%

- ---------------

  *  Less than one percent.

 (1) Includes shares subject to options held by each director and the directors and officers as a group that are exercisable within 60 days of March 1, 1995. These are treated as issued and outstanding for the purpose of computing the percentage of each director and the directors and officers as a group but not for the purpose of computing the percentage of class of any other person.

 (2) Total includes 8,900 shares acquirable by exercise of stock options.

 (3) Mr. Ashworth has shared voting and investment powers as to 26,859 of these shares.

 (4) Mr. Bradham has shared voting and investment powers as to 707 of these shares and has 800 shares acquirable by exercise of stock options.

 (5) Mr. Christensen has shared voting and investment powers as to 11,555 of these shares.

 (6) Dr. E. Ghanem has shared voting and investment powers as to 34,299 of these shares and has 3,900 shares acquirable by exercise of stock options.

 (7) Mr. N. Ghanem's address is c/o American Bancorp of Nevada, 4425 Spring Mountain Road, Las Vegas, Nevada 89102.

 (8) Mr. Laub has shared voting and investment powers as to all of these shares.

 (9) Ms. Lehman has shared voting and investment powers as to 200,742 of these shares. Ms. Lehman's address is c/o American Bancorp of Nevada, 4425 Spring Mountain Road, Las Vegas, Nevada 89102.

(10) Mr. Luery has shared voting and investment powers as to all of these shares.

(11) Ms. Williams has shared voting and investment powers as to 252,083 of these shares. Ms. Williams' address is c/o American Bancorp of Nevada, 4425 Spring Mountain Road, Las Vegas, Nevada 89102.

(12) Mr. Olson has 2,800 shares acquirable by the exercise of stock options.

(13) Mr. Sistek has 5,000 shares acquirable by the exercise of stock options.

(14) Mr. Zurbriggen has 800 shares acquirable by the exercise of stock options.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and more than ten-percent shareholders are required by Securities Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during 1994 its officers, directors and more than ten-percent shareholders complied with all filing requirements applicable to them.

                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

NOMINEES

     The Company's Bylaws presently provide that the number of directors of the Company shall not be less than six (6) nor more than twelve (12). The Bylaws further provide that the exact number of directors shall be ten (10) until changed by the affirmative vote of a majority of the Board.

     The persons named below, all of whom are currently members of the Board, have been nominated for election as directors to serve until the 1996 Annual Meeting of Shareholders and until their successors are elected and have qualified. Unless otherwise instructed, proxyholders will vote the Proxies received by them for the election of the nominees named below. Votes will be cast by the proxyholders in such a way to effect, if possible, the election of the nominees named below. The ten nominees for directors receiving the most votes will be elected directors. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board. The Board has no reason to believe that any of the nominees named below will be unable to serve if elected. Additional nominations for directors may only be made by complying with the nomination procedures which are included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.

     The following table sets forth as of March 1, 1995, the names of, and certain information concerning, the persons nominated by the Board for election as directors of the Company.

                               YEAR FIRST                         PRINCIPAL
    NAME AND TITLE             APPOINTED                    OCCUPATION DURING THE
  OTHER THAN DIRECTOR    AGE    DIRECTOR                       PAST FIVE YEARS
- -----------------------  ---   ----------   ------------------------------------------------------
Keith Ashworth           70       1982      Executive Assistant to the Chief Executive Officer,
  Vice Chairman                             and Director of Community Affairs, of Nevada Power Co.
James V. Bradham         54       1982      President and Chief Executive Officer of the Company
  President and Chief                       and the Bank.
  Executive Officer
Vern J. Christensen      70       1982      Director and President of Nevada Recycling, Inc. and
                                            President of Quality Towing.
Elias F. Ghanem, M.D.    55       1982      Physician and Chief Executive Officer of Prime Health
                                            Group of Companies.
Nasser F. Ghanem         52       1982      President of Empire Travel & Tours and private
                                            investor.
Joel A. Laub             42       1993      President of Joel Laub & Associates Corp., President
                                            of Astoria Homes and Secretary/Treasurer of Pageantry
                                            Homes Corporation.
Betty Lou Lehman         65       1989      Marriage and family therapist in private practice.
Darrell A. Luery         54       1994      President and Chief Operating Officer of Bally's
                                            Grand, Inc.
Edward D. Smith          57       1982      Member of the Board of Directors of Sun Pacific
  Secretary                                 Farming & Shippers, Secretary of Nevada Recycling,
                                            Inc., Director of Quality Towing, Inc. and President
                                            of Southwest Consultants Ltd.
Claudine B. Williams     73       1982      Chairman of the Board of the Company and the Bank.
  Chairman of the Board                     Chairman of the Board of Harrah's Las Vegas and member
                                            of the Board of Directors of International Gaming
                                            Technologies, Inc.

     All of the nominees named above have served as members of the Company's Board during the past year. All nominees will continue to serve if elected at the Meeting until the 1996 Annual Meeting of Shareholders and until their successors are elected and have qualified. None of the directors were selected pursuant to any arrangement or understanding other than with the directors and executive officers1 of the Company acting within their capacities as such. There are no family relationships among any of the directors and executive officers of the Company, other than Dr. Elias Ghanem and Mr. Nasser Ghanem, who are brothers. No director or executive officer of the Company, other than Ms. Williams who serves as a director of International Gaming Technologies, Inc., and Mr. Luery who serves as a director of Bally's Grand, Inc., serves as a director of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940. In addition, as stated above, Mr. Luery serves as the President, Chief Operating Officer and a director of Bally's Grand, Inc. On November 27, 1991, Bally's Grand, Inc. filed a petition for a reorganization pursuant to Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New Jersey. A plan of reorganization was confirmed in said Court on August 20, 1993.

THE BOARD OF DIRECTORS AND COMMITTEES

     The Company's Board held four (4) meetings during 1994. None of the directors attended less than 75 percent of all Board meetings and committee meetings (of which they were a member) that were held in 1994.

- ---------------

     1As used throughout this Proxy Statement, the term "executive officer" includes the Chairman, the Vice Chairman, the President/Chief Executive Officer, the Treasurer and the Secretary.

     There were no standing committees of the Company's Board. In 1994 the Bank had a standing Audit Committee and Compensation Committee. The Bank's Audit Committee, which consisted of Messrs. Ashworth (chairman), Christensen and N. Ghanem and Ms. Williams met four (4) times during 1994. The Bank's Compensation Committee, which consisted of Ms. Williams (chairman), and Messrs. Bradham, N. Ghanem, Laub, Luery and Smith, met four (4) times in 1994.

COMPENSATION OF DIRECTORS

     The directors of the Company do not receive compensation from the Company, however during 1994, the directors, other than Mr. Bradham, received a fee of $1,000 per month for attendance at the Bank's board of directors meetings and $500 for each of the Bank's committee meetings attended. In 1995, the Bank's directors will receive the same compensation for attendance at the Bank's board of directors meetings and committee meetings as that received during 1994. Additionally, during 1994 each director, other than Messrs. Bradham and Luery, received a $10,000 retainer. In 1995, each director, other than Mr. Bradham will receive a $10,000 retainer which will be paid semi-annually.

     In June, 1989, each director of the Company, other than Messrs. Bradham, Laub and Luery, received a stock option under the Company's 1989 Stock Option Plan to acquire 10,000 shares of Common Stock. The exercise price for these shares for each director, other than Ms. Williams, was $11.00 per share and for Ms. Williams was $12.10 per share. These options expired in June, 1994. In December, 1989, each director of the Company, other than Messrs. Bradham, Laub and Luery, received a stock option under the Company's 1989 Stock Option Plan to acquire 2,000 shares of Common Stock. The exercise price for these shares for each director, other than Ms. Williams, was $14.50 per share and for Ms. Williams was $15.95 per share. These options expired in December, 1994. In December, 1990, each director of the Company, other than Messrs. Bradham, Laub and Luery and Dr. E. Ghanem, received a stock option under the Company's 1989 Stock Option Plan to acquire 5,000 shares of Common Stock. The exercise price for these shares for each director, other than Ms. Williams, was $8.50 per share and for Ms. Williams was $9.35 per share. The options are for a term of five years expiring in December, 1995. The vesting of the director options is 20% of the total option amount per year with the first 20% amount having vested in December, 1990. In December, 1992, each director of the Company, other than Messrs. Bradham, Laub and Luery, received a stock option under the Company's 1989 Stock Option Plan to acquire 6,500 shares of Common Stock. The exercise price for these shares for each director, other than Ms. Williams, was $9.25 per share and for Ms. Williams was $10.17 per share. The options are for a term of five years expiring in December, 1997. The vesting of the director options is 20% of the total option amount per year with the first 20% amount having vested in December, 1992.

EXECUTIVE OFFICERS

     The following table sets forth as of March 1, 1995 certain information concerning executive officers of the Company and certain executive officers of the Bank:

                                               POSITION AND PRINCIPAL OCCUPATION
         NAME           AGE                         FOR THE PAST FIVE YEARS
- ----------------------  ---    -----------------------------------------------------------------
Claudine B. Williams    73     Chairman of the Board of the Company and the Bank. Chairman of
                               the Board of Harrah's Las Vegas and member of the Board of
                               Directors of International Gaming Technologies, Inc.
Keith Ashworth          70     Vice Chairman of the Board of the Company and the Bank. Executive
                               Assistant to the Chief Executive Officer, and Director of
                               Community Affairs, of Nevada Power Co.
James V. Bradham        54     President and Chief Executive Officer of the Company and the
                               Bank.
Robert E. Olson         54     Treasurer of the Company and Executive Vice President and Chief
                               Financial Officer of the Bank.
Edward D. Smith         57     Secretary of the Company and the Bank. Member of the Board of
                               Directors of Sun Pacific Farming & Shippers, Secretary of Nevada
                               Recycling, Inc., Director of Quality Towing, Inc. and President
                               of Southwest Consultants Ltd.
Patricia L. Kirkwood    41     Executive Vice President and Cashier of the Bank. Previously
                               served as Senior Vice President and Cashier of the Bank.
Robert J. Sistek        54     Executive Vice President and Senior Loan Officer of the Bank.
                               Previously served as Vice President of First Interstate Bank of
                               Nevada from August 1988 through February 1992.
James Zurbriggen        43     Executive Vice President of the Bank.

EXECUTIVE COMPENSATION

     During 1994, the Company did not pay any cash compensation to its executive officers and no such cash compensation is expected to be paid during 1995. However, certain of the persons serving as the executive officers of the Company are also employees of the Bank, and they received during 1994, and are expected to receive in 1995, cash compensation in their capacities as executive officers of the Bank.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG TERM COMPENSATION
                                                                              -----------------------------------
ANNUAL COMPENSATION                                                                            AWARDS   PAYOUTS
- ------------------------------------------------------------------------------------------------------------------------------
               (A)                  (B)       (C)        (D)         (E)          (F)         (G)         (H)         (I)
- ------------------------------------------------------------------------------------------------------------------------------
                                                                    OTHER
                                                                    ANNUAL    RESTRICTED                           ALL OTHER
            NAME AND                                               COMPEN-       STOCK                   LTIP       COMPEN-
            PRINCIPAL                       SALARY      BONUS     SATION(1)    AWARD(S)    OPTIONS/     PAYOUTS    SATION(2)
            POSITION               YEAR       ($)        ($)         ($)          ($)        SARS         ($)         ($)
- ------------------------------------------------------------------------------------------------------------------------------
 James V. Bradham                  1994    $ 179,400   $ 62,790           0           0           0           0     $ 11,209
                                 ---------------------------------------------------------------------------------------------
 President/CEO, Director           1993    $ 170,900   $ 57,764    $ 35,591           0           0           0     $ 12,108
                                 ---------------------------------------------------------------------------------------------
                                   1992    $ 162,000   $ 54,550           0           0           0           0     $ 10,744
- ------------------------------------------------------------------------------------------------------------------------------
 Robert E. Olson                   1994    $  94,200   $ 32,970           0           0           0           0     $  7,710
                                 ---------------------------------------------------------------------------------------------
 Executive Vice President          1993    $  89,700   $ 30,319    $ 28,018           0           0           0     $  6,597
                                 ---------------------------------------------------------------------------------------------
                                   1992    $  85,000   $ 24,390           0           0           0           0     $  7,708
- ------------------------------------------------------------------------------------------------------------------------------
 Robert J. Sistek                  1994    $  84,200   $ 29,470           0           0           0           0     $  6,707
                                 ---------------------------------------------------------------------------------------------
 Executive Vice President          1993    $  80,200   $ 27,108           0           0           0           0     $  2,951
                                 ---------------------------------------------------------------------------------------------
                                   1992    $  66,416   $ 10,450           0           0           0           0     $    970
- ------------------------------------------------------------------------------------------------------------------------------
 James E. Zurbriggen               1994    $  94,200   $ 32,970           0           0           0           0     $  5,332
                                 ---------------------------------------------------------------------------------------------
 Executive Vice President          1993    $  89,700   $ 30,319    $ 42,342           0           0           0     $  6,438
                                 ---------------------------------------------------------------------------------------------
                                   1992    $  85,000   $ 23,375           0           0           0           0     $  6,890
- ------------------------------------------------------------------------------------------------------------------------------

(1) These amounts represent perquisites consisting of automobile allowance, payments to cover taxes and payments for country club memberships. The amount of the country club membership for Messrs. Bradham, Olson and Zurbriggen for 1993 was $25,000, $25,000 and $35,000, respectively.

(2) This amount represents the Bank's contribution under the Bank's Profit Sharing/401(k) Plan and the cost of premiums for life insurance.

                 OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION/SAR
                                     VALUE

            (A)                       (B)                  (C)                   (D)                     (E)
- ------------------------------------------------------------------------------------------------------------------

                                                                                                       VALUE OF
                                                                              NUMBER OF              UNEXERCISED
                                                                             UNEXERCISED             IN-THE-MONEY
                                                                           OPTIONS/SARS AT         OPTIONS/SARS AT
                                                                             YEAR-END(#)             YEAR-END($)
                              SHARES ACQUIRED ON     VALUE REALIZED          EXERCISABLE/            EXERCISABLE/
            NAME                  EXERCISE(#)              ($)              UNEXERCISABLE           UNEXERCISABLE
- ----------------------------------------------------------------------------------------------------------------------
  James V. Bradham                     0                 $    0              Options Only            Options Only
                                                                              800/1,200             $1,112/$1,668
- ----------------------------------------------------------------------------------------------------------------------
  Robert E. Olson                      0                 $    0              Options Only            Options Only
                                                                             2,800/1,200            $15,492/$1,668
- ----------------------------------------------------------------------------------------------------------------------
  Robert J. Sistek                     0                 $    0              Options Only            Options Only
                                                                             5,000/4,000           $28,754/$20,096
- ----------------------------------------------------------------------------------------------------------------------
  James E. Zurbriggen                2,000               $7,960              Options Only            Options Only
                                                                              800/1,200             $1,112/$1,668

- --------------------------------------------------------------------------------

                                  PROPOSAL 2:

                                ADOPTION OF THE
                           AMERICAN BANCORP OF NEVADA

                             1995 STOCK OPTION PLAN

INTRODUCTION

     The American Bancorp of Nevada 1995 Stock Option Plan (the "Plan"), subject to approval by the Company's shareholders provides for the granting of options to purchase shares of Common Stock at option prices per share which must not be less than one hundred percent (100%) of the fair market value per share of the Common Stock at the time each option is granted. It is intended that options granted pursuant to the Plan qualify for treatment either as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or as "nonqualified stock options," as shall be determined and designated upon the grant of each option. The Plan provides that 350,000 shares of the Company's authorized but unissued Common Stock will be available for issuance under the Plan. There are approximately thirty (30) employees and ten (10) directors who are eligible to participate in the Plan. The summary below is subject to the provisions of the Plan, a copy of which is attached to this Proxy Statement as Exhibit A.

     As of March 15, 1995, the Company had only 3,750 shares of Common Stock available for stock option grants. The last stock option plan adopted by the Company was in 1989. The Board believes it is advisable for the shareholders to approve the adoption of the Plan in order to have options available as an additional means of retaining and attracting competent personnel for the Company and its subsidiaries, and for inducing high levels of performance and efforts for the benefit of the Company and its shareholders.

SUMMARY OF THE PLAN

     The Plan will be administered by the Board or a committee ("Committee") appointed from time to time by the Board. The Board will determine the persons who shall participate in the Plan and the extent and the terms of their participation.

     All options under the Plan are granted at an exercise price equal to 100 percent of the fair market value of Common Stock on the date of grant, except for an incentive option granted to an optionee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or a subsidiary of the Company in which case the option price shall not be less than 110% of the fair market value of such stock. The purchase price of any shares purchased upon exercise is payable in full in cash.

     Options granted pursuant to the Plan shall be for a term of up to five (5) years. Options granted shall vest at the rate of 25% annually. Optionees shall have the right to exercise all or a portion of the option at any time or from time to time with respect to the vested part of their stock options. If any option shall expire without being exercised in full, the shares will again become available for granting of stock options under the Plan. The Plan shall expire on December 31, 1999.

     Incentive stock options may be granted to full-time salaried officers and key employees of the Company or a subsidiary. No director who is not also a full-time salaried officer or key employee may be granted an incentive stock option pursuant to the Plan. Nonqualified stock options may be granted to directors, full-time salaried officers and key employees of the Company or of its subsidiaries.

TAX CONSEQUENCES TO THE OPTIONEE

     The following describes, generally, the major federal income tax consequences relating to stock options issued under the Plan. If all of the requirements of the Plan are met, generally no taxable income will result to an optionee upon the grant of an incentive or nonqualified stock option.

     Incentive Stock Options. If the optionee is employed by the Company (or a subsidiary) continuously from the date of grant until at least three months before the option is exercised and otherwise satisfies the requirements of the Plan, the optionee will not recognize taxable income upon exercise of the option. If the optionee is not employed by the Company (or a subsidiary) continuously from the date of grant until at least three months before the option is exercised for reason other than death, disability or retirement, the optionee will recognize ordinary income at the time the option is exercised. The Company will be allowed a deduction for federal income tax purposes only if and to the extent that the optionee recognizes ordinary income. Upon exercise of an incentive stock option, the excess of the fair market value of the shares received over the option price at the time of exercise is treated as an item of tax preference which may result in the imposition of the alternative minimum tax.

     On a subsequent sale of shares acquired by the exercise of an incentive stock option, gain or loss will be recognized in an amount equal to the difference between the amount realized on the sale and the optionee's tax basis of the shares sold. If a disposition (generally a sale, exchange, gift or similar lifetime transfer of legal title) of stock received pursuant to an incentive stock option does not take place until more than two years after the grant of such option and more than one year after the exercise of such option any gain or loss realized on such disposition will be treated as long-term capital gain or loss. Under such circumstances, the Company will not be entitled to a deduction for income tax purposes in connection with the exercise of the option.

     If a disposition of stock received pursuant to an incentive stock option occurs within two years after the grant of such option or one year after the exercise of such option, the optionee must treat any gain realized as ordinary income to the extent of the lesser of (i) the fair market value of such stock as of the date of exercise less the option price, or (ii) the amount realized on disposition of the stock minus the option price. Such ordinary income realized is deductible by the Company for federal income tax purposes. Any additional amount realized on the disposition will be taxable as either long-term or short-term capital gain.

     Nonqualified Stock Options. In general, when an optionee exercises a nonqualified stock option, the optionee recognizes ordinary income in the amount of the excess of the fair market value of the shares received upon exercise over the aggregate amount paid for those shares, and the Company may deduct as an expense the amount of income so recognized by the optionee. For capital gains purposes, the holding period of the shares begins upon the exercise of the option, and the optionee's basis in the shares is equal to the fair market value of the shares on the date of exercise.

     Excise Tax. In addition, the exercise of outstanding options that become exercisable upon certain major corporate events may result in all or a portion of the difference between the fair market value of the option shares and the exercise price of any shares issuable in respect to such options being characterized "parachute payments." A 20% excise tax is imposed on the optionee on any amount so characterized and the Company will be denied any tax deduction for such amount.

     Withholding Taxes. The Company is generally required to withhold applicable payroll taxes with respect to compensation income recognized by optionees. The Company is also generally required to make certain information reports to the Internal Revenue Service with respect to any income of an optionee attributable to transactions involving the grant or exercise of options and/or the disposition of shares acquired on exercise of options.

OTHER TERMS AND CONDITIONS

     Options under the Plan shall not be transferable by the optionee during the optionee's lifetime. In the event of termination of employment (other than for cause) or termination of directorship for a nonemployee director for any reason including the optionee's death or disability, to the extent exercisable on the date employment or directorship terminates, the option shall remain exercisable for up to three (3) months (but not beyond the end of the original option term). If an optionee's employment is terminated for cause, such optionee's option shall be cancelled and forfeited as of the date of such termination unless the Board decides to reinstate such option within thirty (30) days of such termination.

     In the event of certain changes in the outstanding Common Stock, such as stock dividends, stock splits, recapitalization, reclassification, reorganization, or otherwise, appropriate and proportionate adjustments shall be made in the number, kind and exercise price of shares covered by any unexercised options or portions thereof. In the event of liquidation of the Company or upon a reorganization, merger or consolidation of the Company with one or more corporations, the result of which the Company is not the surviving corporation, a sale of substantially all of the assets of the Company to another corporation, or upon the acquisition of more than 51% of the shares of Common Stock, the Plan shall terminate and all options theretofore granted shall completely vest and become immediately exercisable thirty (30) days prior to such event. The Plan is not an exempt plan for purposes of Section 16b(3) of the Securities Exchange Act of 1934.

     The Board reserves the right to suspend, amend or terminate the Plan, and, with the consent of the optionee, make such modifications of the terms and conditions of his/her option as it deems advisable, except that the Board may not, without further approval of a majority of the shareholders, increase the maximum number of shares covered by the Plan, change the minimum option price, increase the maximum term of options under the Plan or permit options to be granted to anyone other than a director, officer or key employee.

     No option granted pursuant to the Plan shall be exercisable until all necessary regulatory and shareholder approvals are obtained.

     No grants under the Plan have been made to directors or executive officers of the Company. It is anticipated that options may be granted to directors and executive officers of the Company, however no grants of options are intended at present.

     Adoption of the Plan requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock represented and voting at the Meeting.

     MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THE AMERICAN BANCORP OF NEVADA 1995 STOCK OPTION PLAN.

                                  PROPOSAL 3:

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of McGladrey & Pullen, Las Vegas, Nevada, served as independent certified public accountants for the Company and the Bank through the year 1994 and has been selected to serve as the Company's independent certified public accountants for the year 1995. All services rendered by McGladrey & Pullen for 1994 were approved by the Board, which has determined the firm of McGladrey & Pullen to be independent. It is expected that one or more representatives of McGladrey & Pullen will be present at the Meeting and will be given the opportunity to make a statement, if desired, and to respond to appropriate questions.

     In the event shareholders do not ratify the appointment of McGladrey & Pullen as the Company's independent certified public accountants for the forthcoming fiscal year, such appointment will be reconsidered by the Bank's Audit Committee and the Board.

     Ratification of the appointment of McGladrey & Pullen as the Company's independent certified public accountants for fiscal year 1995 will require the affirmative vote of a majority of the outstanding shares of the Company's Common Stock represented and voting at the meeting.

     MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR 1995.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Some of the Company's directors and executive officers and their immediate families as well as the companies with which they are associated are customers of, or have had banking transactions with, the Bank in the ordinary course of the Bank's business, and the Bank expects to have banking transactions with such persons in the future. In management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features.

                             SHAREHOLDER PROPOSALS

     The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company's 1996 Annual Meeting of Shareholders is December 15, 1995.

                                 OTHER MATTERS

     Management does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy as proxyholders to vote the shares represented by the Proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the Proxy.

                                          AMERICAN BANCORP OF NEVADA

                                          Edward D. Smith
                                          Secretary

Dated: April 3, 1995

     A COPY OF THE COMPANY'S 1994 ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO AMERICAN BANCORP OF NEVADA, 4425 SPRING MOUNTAIN ROAD, LAS VEGAS, NEVADA 89102.

                                   EXHIBIT A

                           AMERICAN BANCORP OF NEVADA

                             1995 STOCK OPTION PLAN

 1. Purpose

     The purpose of the American Bancorp of Nevada 1995 Stock Option Plan (the "Plan") is to provide financial reward opportunities to certain key employees and directors (the "Participants") of American Bancorp of Nevada (the "Company") and its subsidiaries based on the long-term success of the Company. Such financial reward opportunities shall be based upon the grant of stock options ("Options"), the value of which is related to the appreciation in the value of the common stock of the Company. The Plan is intended to benefit the Company by retaining and motivating Participants to achieve the Company's long-term goals.

 2. Definitions

     Unless the context clearly indicates otherwise, the following terms, when used in the Plan, shall have the following meanings:

      a. "Beneficiary" shall be the person or persons who shall acquire the right to exercise an Option by bequest or inheritance.

      b. "Compensation Committee" or "Committee" means the Compensation Committee of the Board of Directors of the Company as may be established by the Board of Directors of the Company.

      c. "Code" means the Internal Revenue Code of 1986 as amended from time to time.

      d. "Grantee" means a person to whom an Option has been granted under the Plan.

      e. "Option" means an option to purchase shares of the Company's common stock that is evidenced by a written stock option agreement entered into between the Company and the Grantee.

      f. "Term" means the period during which a particular Option may be exercised.

 3. Administration

     The Plan shall be administered by the Board of Directors (the "Board"), unless the Compensation Committee is established and authorized by the Board to administer the Plan. Subject to the provisions of the Plan, the Board shall have the exclusive power to (i) select the Participants to be granted Options; (ii) determine the number of Options to be granted; and (iii) establish the date of each Option granted.

 4. Incentive and Nonqualified Stock Options

     It is intended that the Options granted hereunder will include (i) those that qualify as incentive stock options under Section 422(b) of the Code, and
(ii) those that do not qualify as incentive stock options and are therefore nonqualified stock options.

 5. Number and Source of Shares Subject to the Plan

     The Company may grant Options under the Plan for not more than 350,000 shares of common stock ("Shares") which shall be provided by the issuance of Shares authorized but unissued. In the event that an Option previously granted shall for any reason lapse or be canceled without being exercised, the unpurchased Shares subject to the Option shall be restored to the total number of Shares to be granted under the Plan.

 6. Participants

     Options may be granted to key employees employed by the Company or any subsidiary of the Company and to selected members of the Board, as determined by the Board. Options granted to Participants who are not employees shall be nonqualified stock options.

 7. Grants

     Options shall be granted to Participants as recommended by the Chief Executive Officer and approved by the Board. Options shall be granted at such time or times and in such quantities as approved by the Board, and shall be subject to such terms and conditions as set forth in this Plan.

     With respect to the number of Shares subject to incentive stock options granted to any one Participant in any one year, the aggregate fair market value (determined as of the time the Option is granted) of the Shares which become exercisable shall not exceed $100,000 during any one calendar year.

 8. Exercise Price

     The exercise price for each Option granted shall be the fair market value of a Share at the date of grant, except for incentive stock options granted to employees who own more than ten percent of the Company's voting stock.

     With respect to any incentive stock options granted to a Grantee who, on the date the Option is granted, owns more than ten percent of the combined voting power of all classes of stock of the Company, the exercise price for each Share shall not be less than 110 percent of the fair market value of a Share on the date the Option is granted.

     Notwithstanding anything herein to the contrary, in no event may an Option be granted under the Plan if the exercise price is less than the par value of a Share.

 9. Term of Options

     The Board shall establish the maximum period of time ("Term") during which an option must be exercised. In no event shall the Term of an option extend beyond five years from the date of grant.

10. Vesting

     Options to the Participants shall vest in accordance with the following schedule of years of employment or service as a director since the date of the grant of such Options.

                     VESTING                              YEARS FOLLOWING
                    OF OPTIONS                             DATE OF GRANT
                    ------------------------------------  ---------------
                      25%...............................  1 year
                      50%...............................  2 years
                      75%...............................  3 years
                     100%...............................  4 years or more

     Notwithstanding the provisions of the above schedule, all vested Options granted to a Participant shall become fully exercisable upon (i) the Participant's termination of employment with the Company due to death, disability or retirement; (ii) the sale or termination of the business of, or liquidation or dissolution of the Company by the owners of at least a majority of the shares of common stock of the Company; (iii) sale of substantially all of the assets of the Company; (iv) the merger or consolidation of the Company with any other corporation wherein the Company is not the surviving corporation of such merger or consolidation; or (v) the termination of the Participant's employment by the Company "without cause" as determined by the Board.

     For purposes of this Section, a Participant will be considered disabled if such Participant's disability meets the definition of "disabled" in Section 22(e)(3) of the Code; and a Participant will be considered retired if the Participant's employment with the Company terminates at or after the date the Participant attains the age of 65.

11. Exercise of Options by Grantee

     Grantees may exercise vested Options at any time during the Term.

     a. Options shall be exercised by delivering or mailing to the Board:

        1. A written notice, in the form and in the manner substantially as shown in Exhibit A hereto, specifying the number of Shares to be purchased; and

        2. Payment in full in cash of the exercise price for the Shares purchased.

     b. Upon receipt of the notice of exercise and upon payment of the exercise price, the Company shall promptly deliver to the Grantee a certificate or certificates for the Shares purchased, without charge to him for issue or transfer tax.

     c. An Option may be exercised during the lifetime of the Grantee only by the Grantee.

12.Exercise of Options After Death, Disability, Retirement or Other Termination of Employment

     In the event of a Grantee's termination of employment or directorship (for a nonemployee director) for any reason, including retirement, death and disability, all exercisable Options may be exercised within three (3) months of such termination, unless such termination of employment is "for cause" in which case, all options granted to the Grantee are forfeited and canceled as of the date of such termination. However, the Board, in its sole discretion, may reinstate the Options of the Grantee with respect to the installments which had vested as of the date of termination of Grantee's employment, provided that the Board takes such action within thirty (30) days of the date of termination. A grantee of an option which has been reinstated shall have three (3) months from the time of his or her termination of employment to exercise those installments of his or her option which had vested as of the time of his or her termination of employment. For the purposes of the Plan, a termination of a Grantee's employment by the Company "for cause" means a termination due to any of the following events:

     a. The willful or knowing failure or refusal of a Grantee to perform the duties of his job;

     b. Actions of a Grantee that constitute dishonesty, embezzlement, theft, misappropriation of funds, or a continuing violation of governmental regulations; or

     c. The commission by the Grantee of a felony or a crime of moral turpitude.

13. Changes in Capital and Corporate Structure

     In the event of any change in the outstanding shares of common stock of the Company by reason of a recapitalization, reclassification, reorganization, stock split, reverse stock split, combination of shares, stock dividend or similar transaction, the Board shall proportionately adjust, in an equitable manner, the aggregate number of Shares available for Options, the number of Shares subject to outstanding Options, the exercise price of each of the Options, and the number of Options held by Grantees under the Plan.

14. Effect of Merger or Other Reorganization

     If the Company shall be the surviving corporation in a merger or other reorganization, Option rights shall extend to stock and securities of the Company to the same extent that a holder of that number of shares of common stock of the Company underlying the Options immediately before the merger or consolidation would be entitled to have. If the (i) Company dissolves, sells substantially all of its assets, sells shares of common stock of the Company in an amount that is equal to more than 51% of the Company's outstanding shares of common stock, or is a party to a merger or other reorganization in which it is not the surviving corporation or (ii) more than 51% of the Company's outstanding shares of common stock or voting rights thereto are purchased or acquired by any person, entity or group of persons and/or entities acting in concert ("Corporate Event"), then each Option shall be exercisable in full within the period of thirty (30) days before the date of such Corporate Event.

15. Shareholder Rights

     No person shall have any rights of a shareholder by virtue of an Option except with respect to Shares actually issued to him.

16. Nontransferability

     Options granted under the Plan, and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution, and shall not be subject to execution, attachment or similar process.

17. Withholding

     The Company shall have the right to deduct from all Option exercises pursuant to the Plan any taxes required by law to be withheld with respect to such exercises.

18. Miscellaneous Provisions

     a. No employee or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company.

     b. Except when otherwise required by the context, any masculine terminology in this document shall include the feminine and any singular terminology shall include the plural.

19. Amendment of the Plan

     The Board may, at any time, suspend, amend or terminate the Plan and may, with the consent of the Grantee, make such modification of the terms and conditions of the Option as it shall deem advisable; provided that, except as permitted under the provisions of Sections 13 and 14 hereof, no amendment or modification which would:

     a. increase the maximum number of Shares which may be purchased pursuant to options granted under the Plan either in the aggregate or by an individual;

     b. change the minimum option price;

     c. increase the maximum term of options provided for herein; or

     d. permit options to be granted to anyone other than directors and key employees of the Company or a subsidiary corporation;

may be adopted without the Company having first obtained shareholder approval.

     No option may be granted during any suspension or after termination of the Plan. Any amendment, suspension or termination of the Plan shall not (except as otherwise provided in Section 13 hereof), without the consent of the Grantee, alter or impair any rights or obligations under any Option theretofore granted.

20. Effectiveness and Terms of Plan

     The effective date of the Plan shall be January 1, 1995. The Board may at any time terminate the Plan and unless sooner terminated by the Board, the Plan shall terminate on December 31, 1999. No options shall be granted pursuant to the Plan after the date of termination of the Plan.

21. Governing Law

     The Plan shall be construed and its provisions enforced and administered in accordance with the laws of the State of Nevada except to the extent that such laws may be superseded by Federal laws.

                                     PROXY

                           AMERICAN BANCORP OF NEVADA

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Messrs. James V. Bradham and Robert E. Olson as proxies, with full power of substitution, to represent, vote and act with respect to all shares of common stock of American Bancorp of Nevada (the "Company") which the undersigned would be entitled to vote at the meeting of shareholders to be held on April 17, 1995 at 9:00 a.m., at the main office of American Bank of Commerce, located at 4425 Spring Mountain Road, Las Vegas, Nevada or any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:

1. Election of ten (10) persons to be directors.

Keith Ashworth            Joel A. Laub
James V. Bradham          Betty Lou Lehman
Vern J. Christensen       Darrell A. Luery
Elias F. Ghanem, M.D.     Edward D. Smith
Nasser F. Ghanem          Claudine B. Williams

  / / FOR ALL NOMINEES LISTED ABOVE            / / WITHHOLD AUTHORITY
      (except as marked to the contrary below)

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space below:)

- --------------------------------------------------------------------------------

2. Adoption of the American Bancorp of Nevada 1995 Stock Option Plan.

                    / / FOR      / / AGAINST      / / ABSTAIN

3. Ratification of the appointment of McGladrey & Pullen as the Company's independent certified public accountants for 1995.

                    / / FOR      / / AGAINST      / / ABSTAIN

4. Transaction of such other business as may properly come before the meeting and any adjournment or adjournments thereof.

                           Please Sign and Date Below

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE MATTERS LISTED ABOVE. The Proxy confers authority to vote and shall be voted in accordance with such recommendation unless a contrary instruction is indicated, in which case, the shares represented by the Proxy will be voted in accordance with such instruction. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

 / / I DO   / / DO NOT   EXPECT TO ATTEND THE MEETING --------------------------
                                                          (Number of Shares)

                                                      --------------------------
                                                       (Please Print Your Name)

                                                      --------------------------
                                                       (Please Print Your Name)

                                                      --------------------------
                                                                (Date)

                                                      --------------------------
                                                      (Signature of Shareholder)

                                                      --------------------------
                                                      (Signature of Shareholder)

                                                      (Please date this Proxy
                                                      and sign your name exactly
                                                      as it appears on your
                                                      stock certificate.
                                                      Executors, administrators,
                                                      trustees, etc., should
                                                      give their full title. If
                                                      a corporation, please sign
                                                      in full corporate name by
                                                      the president or other
                                                      authorized officer. If a
                                                      partnership, please sign
                                                      in partnership name by an
                                                      authorized person. All
                                                      joint owners should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING OF REVOCATION OF THE PROXY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ATTENDING THE MEETING AND VOTING IN PERSON.